Exhibit 10.67

LIMITED WAIVER AND CONSENT

RECITALS:

Reference is made to that certain Credit Agreement dated as of August 15, 2008 (as heretofore amended or supplemented, the “Agreement”), among Clean Energy Fuels Corp., a Delaware corporation (“CEF”), Clean Energy, a California corporation (“Clean Energy”; CEF and Clean Energy referred to herein collectively as the “Borrowers”), and PlainsCapital Bank, a Texas state chartered bank (“Lender”).  Terms used and not defined herein shall have the meanings given them in the Agreement.

The Borrowers have requested that Lender consent to the provisions set forth in this Limited Waiver and Consent (this “Limited Waiver and Consent”).

WAIVER AND CONSENT:

1.                                       Section 7.14 of the Agreement provides that as of the end of each Fiscal Quarter, the Borrowers will maintain a Global Debt Service Coverage Ratio of at least 1.50:1.  The Borrowers have notified Lender that the Borrowers are not in compliance with such covenant for the Fiscal Quarter ending September 30, 2010.  Subject to the conditions and limitations set forth below, Lender hereby waives any violation of Section 7.14 for the Fiscal Quarter ending September 30, 2010 and any Defaults or Events of Default arising from such violation.

2.                                       Pursuant to Section 2.4(e) of the Agreement, the Borrowers are to make a principal payment on the Facility B Loans in the amount of $2,800,000 on November 1, 2010.  The Borrowers have requested that the due date for such payment be extended to January 31, 2011.  Subject to the conditions and limitations set forth below, Lender hereby agrees the due date for the 2010 annual principal payment in the amount of $2,800,000 is extended to January 31, 2011.

RATIFICATIONS

Each Borrower hereby ratifies and confirms all of their respective covenants and obligations under the Agreement, the Notes and other Loan Documents.

LIMITATIONS AND CONDITIONS:

This Limited Waiver and Consent shall become effective as of the date set forth below when and only when Lender shall have received, at Lender’s office:

(i)                                     a counterpart of this Limited Waiver and Consent executed by each Borrower;

(ii)                                  a counterpart of the Consent and Agreement in the form attached hereto executed by each Restricted Person named as a party thereto;

(iii)                               a waiver fee in the amount of $10,000, paid by the Borrowers in good and immediately available funds for the waiver set forth in item 1 above; and

(iv)                              an extension fee in the amount of $10,000, paid by the Borrowers in good and immediately available funds for the extension of the principal payment date set forth in item 2 above.

Each Borrower hereby represents and warrants to Lender that immediately after giving effect to this Limited Waiver and Consent there shall exist no Default or Event of Default and all representations and warranties contained herein, in the Agreement or otherwise made in writing by any Restricted Person in connection herewith or therewith shall be true and correct in all material respects with the same force and effect as if those representations and warranties had been made on and as of the date hereof.

Except as expressly waived or agreed herein, all covenants, obligations and agreements of the Restricted Persons contained in the Agreement shall remain in full force and effect in accordance with their terms.  Without limitation of the foregoing, the consents, waivers and agreements set forth herein are limited precisely to the extent set forth herein and shall not be deemed to (a) be a consent or agreement to, or waiver or modification of, any other term or condition of the Agreement or any of the documents referred to therein, or (b) except as expressly set forth herein, prejudice any right or rights that Lender may now have or may have in the future under or in connection with the Agreement or any of the documents referred to therein.  Except as expressly modified or amended hereby, the terms and provisions of the Agreement and any other documents or instruments executed in connection with any of the foregoing, are and shall remain in full force and effect, and the same are hereby ratified and confirmed by each Loan Party in all respects.  Any reference to the Agreement in any Loan Document shall be deemed to be a reference to the Agreement as modified and amended hereby.

The Borrowers agree to reimburse and save Lender harmless from and against liabilities for the payment of all out-of-pocket costs and expenses arising in connection with the preparation, execution, delivery, amendment, modification, waiver and enforcement of, or the preservation of any rights under, this Limited Waiver and Consent, including, without limitation, the reasonable fees and expenses of legal counsel to Lender that may be payable in respect of, or in respect of any modification of, this Limited Waiver and Consent.

This Limited Waiver and Consent and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the laws of the State of Texas.

This Limited Waiver and Consent is a “Loan Document” as defined and described in the Agreement and all of the terms and provisions of the Agreement relating to Loan Documents shall apply hereto.

This Limited Waiver and Consent may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same agreement.

THIS LIMITED WAIVER AND CONSENT AND THE DOCUMENTS REFERRED TO HEREIN REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, the undersigned parties have executed this Limited Waiver and Consent as of the 29th day of October, 2010.

CLEAN ENERGY FUELS CORP., as a Borrower

By:	/s/ Richard R. Wheeler
	Name:	Richard R. Wheeler
	Title:	Chief Financial Officer

CLEAN ENERGY, as a Borrower

By:	/s/ Richard R. Wheeler
	Name:	Richard R. Wheeler
	Title:	Chief Financial Officer

PLAINSCAPITAL BANK, as the Lender

By:	/s/ Ronald C. Berg
	Name:	Ronald C. Berg
	Title:	President, Turtle Creek

[SIGNATURE PAGE TO LIMITED WAIVER AND CONSENT]

CONSENT AND AGREEMENT

Reference is made to that certain Credit Agreement dated as of August 15, 2008 (as heretofore amended or supplemented, the “Agreement”), by and among CLEAN ENERGY FUELS CORP., a Delaware corporation, CLEAN ENERGY, a California corporation (the “Borrowers”), and PLAINSCAPITAL BANK, a Texas state chartered bank (the “Lender”), which Agreement is in full force and effect on the date hereof.  Terms which are defined the Agreement are used herein with the meanings given them in the Agreement.

Each of the undersigned (each a “Grantor”) hereby consents to the Limited Waiver and Consent dated as of October 29, 2010, and agrees and acknowledges, with respect to each Security Document executed by it that (i) such Security Document is and shall continue in full force and effect for the benefit of the Lender with respect to the Obligations secured thereby; (ii) there are no offsets, claims or defenses of the undersigned with respect to such Security Document, nor, to the knowledge of the undersigned, with respect to the Loans; (iii) such Security Document is not released, diminished or impaired in any way by the transaction contemplated in connection with such Limited Waiver and Consent; and (iv) such Security Document is hereby ratified and confirmed in all respects.

Dated:  October 29, 2010

BLUE FUELS GROUP L.P.			NATURAL FUELS COMPANY, LLC

By:	Blue Energy General LLC, its general partner
			By:	Clean Energy & Technologies LLC, its sole member
By:	Clean Energy & Technologies LLC, its sole member
			By:	Clean Energy Fuels Corp., its sole member
By:	Clean Energy Fuels Corp., its sole member

	By	/s/ Richard R. Wheeler	By	/s/ Richard R. Wheeler
		Richard R. Wheeler		Richard R. Wheeler
		Chief Financial Officer		Chief Financial Officer

TRANSTAR ENERGY COMPANY L.P.

By:	Blue Energy General LLC, its general partner

By:	Clean Energy & Technologies LLC, its sole member

By:	Clean Energy Fuels Corp., its sole member

	By	/s/ Richard R. Wheeler
Richard R. Wheeler
Chief Financial Officer